MATTEL MANAGEMENT INCENTIVE PLAN
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                           ARTICLE I
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           ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE
           ------------------------------------------

     This Management Incentive Plan is established by Mattel, Inc. for the purpose of focusing management on growth in earnings and asset management and linking compensation to the business performance of Mattel, Inc. The Plan is effective as of January 1, 1993.

                           ARTICLE II
                           ----------

                          DEFINITIONS
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     2.1   Code.  "Code" shall mean the Internal Revenue Code  of
1986 and the regulations promulgated thereunder.

     2.2   Committee.   "Committee"  shall  mean  the  Committee
described in Section 5.1 below.

     2.3 Company. "Company" shall mean Mattel, Inc. and its participating subsidiaries.

     2.4   Covered Employee.

           (a) "Covered Employee" means any individual who is, on the last day of the Company's taxable year:

                    (i)  The Chief Executive Officer; or

                    (ii) Among the four highest compensated individuals (other than the Chief Executive Officer).

           (b) The determination as to which individuals are Covered Employees is determined in accordance with the rules of the Securities and Exchange Commission, except that an individual will not be a Covered Employee unless he or she is employed by the Company on the last day of its taxable year.

     2.5   Outside Director.

           (a) Whether a director is an "Outside Director," will be determined under Code Section 162(m). An individual will constitute an "Outside Director" only if he or she:


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                    (i)   Is  not  a  current  employee  of  the
          Company;

                    (ii) Is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan);

                    (iii) Has not been an officer of the Company;
          and

                    (iv) Does not receive any remuneration from the Company, either directly or indirectly, in any capacity other than as a director. Remuneration will be considered to be paid to a director if amounts are paid to an entity:

                              (A)   In which the director  holds
               more than 50% of the ownership interest;

                              (B)  Which employs the director; or

                              (C)  Of which the director holds at
               least 5% but not more than 50% of the ownership interests.

                    (b)  Payments will not be taken into account
          for  purposes  of  Clauses (B)  and  (C)  of  Paragraph
          (a)(iv) above if the total amounts paid by the Company during the preceding year did not exceed the lesser of $60,000 or 5% of the recipient's income.

                    (c)   For  purposes  of  this  Section  2.5,
          "Company" shall include the other members of the affiliated group of corporations, within the meaning of Code Section 1504.

     2.6 Participant. "Participant" shall mean an employee of the Company (or of a subsidiary) that has been selected to participate in the Plan.

     2.7   Plan.  "Plan" shall mean the Mattel, Inc.  Management
Incentive Plan.

                          ARTICLE III
                          -----------

                    ELIGIBILITY AND BENEFITS
                    ------------------------

     3.1   Separate Standards.

           (a)   The  Committee  may elect to establish  separate
     standards   for  purposes  of  determining  eligibility   to
     participate  and  benefits for each year.   These  standards
     shall be set forth in minutes of the Committee.


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           (b)   These standards shall be drafted and implemented
     in a manner consistent with Code Section 162(m).

     3.2   No Discretion.

           (a) The Committee has the discretion to modify the Plan to take into account the effect of unforeseen or extraordinary events or accounting changes.

           (b) Notwithstanding the provisions of Paragraph (a), the Committee shall not have any discretion to increase the benefits payable to any Participant who is a Covered Employee, to the extent precluded by Code Section 162(m).

     3.3   Shareholder  Approval.   Notwithstanding  the  above,
effective for payments that are deductible in years beginning on or after January 1, 1994, no payments to Covered Employees may be made under the Plan unless and until:

           (a) The shareholders of the Company approve the Plan in a separate vote, with affirmative votes being cast by the majority of the voting shares.

                    (i)   For this purpose, abstentions are  not
          counted unless applicable law provides otherwise.

                    (ii)  Shareholder approval must be  obtained
          every five (5) years.

           (b)   The  Committee  certifies in  writing  that  the
     performance  goals  and  any  other  material   terms   were
     satisfied. This requirement may be satisfied by means of a certificate in approved minutes of the Committee.

                           ARTICLE IV
                           ----------

                      PAYMENT OF BENEFITS
                      -------------------

     4.1 Designation of Beneficiary. In the event of the death of a Participant prior to the date on which the Participant's benefit is paid, the benefit (if any) shall be paid to the Participant's surviving spouse. If the Participant does not have a surviving spouse, the benefit (if any) will be paid to his or her estate.

     4.2   Payees  under  Legal Disability.   If  the  Committee
reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him or her, the Committee may have the payment (if any) made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee. Any such payment shall be a payment for the benefit of the payee and shall be a complete discharge of any liability under the Plan to the payee.


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     4.3   Payment of Benefits.  All payments under the Plan shall
be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant (if
applicable),  to  that  of  his or her surviving  spouse).   Each
Participant shall be responsible for furnishing the Committee with his or her current address.

     4.4   Entitlement to Benefits.   Nothing contained in this
Article IV shall give a Participant greater rights to benefits than under the provisions of the benefit formulae contained in the minutes of the Committee. Specifically, if the formula provides that a Participant's benefit is forfeited upon termination of employment (whether by reason of death, disability, or otherwise), no benefits will become payable by reason of the operation of this
Article IV.

                           ARTICLE V
                           ---------

                      PLAN ADMINISTRATION
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     5.1   Committee.  Authority to administer the Plan shall  be
vested in the Compensation/Options Committee of the Board of Directors of Mattel, Inc. ("Committee"). Only Outside Directors may be members of the Committee, and the Committee must have at least two members.

     5.2 Administrative Powers. The Committee shall have all powers necessary to administer the Plan. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have the following powers and authority:

           (a) To designate agents to carry out responsibilities relating to the Plan;

           (b) To administer, interpret, and answer all questions which may arise under this Plan. The determinations by the Committee will be binding upon all parties, to the maximum extent permitted by law;

           (c) To establish rules and procedures for the conduct of its business and for the administration of the Plan; and

           (d) To perform or cause to be performed such further acts as it may deem necessary or appropriate in the administration of the Plan.

     5.3   Indemnification.

           (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and of the Board of Directors of the Company against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under the Plan. This indemnity shall not apply if the individual:

                    (i)   Acted fraudulently or in bad faith  in
          the performance of his or her duties; or

                    (ii) Fails to assist the Company in defending against the claim.


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           (b)  The Company shall have the right to select counsel
     and to control the prosecution or defense of the suit.

           (c) The Company shall not be required to indemnify any person for any amount incurred through settlement of any action unless the Company consents in writing to the settlement.

                           ARTICLE VI
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                     MISCELLANEOUS MATTERS
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     6.1   Amendment and Termination.  The Company  expects  the
Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time by action of its Board of Directors.

     6.2   Benefits Not Alienable.  Benefits under the Plan  may
not   be   assigned   or   alienated,  whether   voluntarily   or
involuntarily.

     6.3 No Enlargement of Employee Rights. Nothing contained in the Plan shall be deemed to give a participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time.

     6.4 Governing Law. All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, Mattel, Inc. has caused this instrument to be executed.


                              MATTEL, INC.



                              By:
                                    ---------------------------

                              Its:
                                    ---------------------------

                              Date:
                                    ---------------------, 1994


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